UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 1, 2007
Date of report (Date of earliest event reported)
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)
(952) 564-3500
(Registrant’s telephone number, including area code)
14700 Martin Drive
Eden Prairie, Minnesota 55344
(Former address)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Stock Purchase Agreement
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 1, 2007, Wireless Ronin Technologies, Inc. (“Wireless Ronin”) and Robert Whent, Alan Buterbaugh and Marlene Buterbaugh (collectively, the “Sellers”) entered into a Stock Purchase Agreement which provides for Wireless Ronin’s purchase of all of the Sellers’ stock in holding companies that own McGill Digital Solutions, Inc. (“McGill”), based in Windsor, Ontario, Canada. McGill is a provider of custom interactive software solutions used primarily for e-learning and digital signage applications. Most of McGill’s revenue derives from products and solutions provided to the automotive industry.
     Wireless Ronin has agreed to acquire the shares from the Sellers for an aggregate cash consideration of $3,000,000 (CAD), subject to potential adjustments, and 50,000 shares of Wireless Ronin’s common stock. In addition, Wireless Ronin will pay earn-out consideration to the Sellers of up to $1,000,000 (CAD) and 50,000 Wireless Ronin shares if earn-out criteria are met. The earn-out criteria for 2007 are at least $4,100,000 (CAD) gross sales and a gross margin equal to or greater than 50%. If the 2007 earn-out criteria are met, 25% of the earn-out consideration would be paid. The earn-out consideration for 2008 consists of gross sales of at least $6,900,000 (CAD) and a gross margin equal to or greater than 50% which, if achieved, would allow the Sellers to earn the remainder of the earn-out consideration.
     The transaction is expected to close later this month. Upon closing of the transaction, the holding companies acquired from the Sellers and McGill will be amalgamated into one wholly-owned subsidiary of Wireless Ronin. The transaction is subject to customary closing conditions.
     The Stock Purchase Agreement with the Sellers, which appears as Exhibit 10 to this report, is incorporated by reference in response to this Item 1.01. On August 2, 2007, we issued a press release regarding the Stock Purchase Agreement, which appears as Exhibit 99 to this report. Such press release is incorporated by reference in response to this Item 1.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) See “Exhibit Index.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2007	Wireless Ronin Technologies, Inc.
	By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10	Stock Purchase Agreement by and between the Company, Robert Whent, Alan Buterbaugh and Marlene Buterbaugh, dated August 1, 2007.

99	Press Release, dated August 2, 2007.

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